EXHIBIT 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Tina Baginskis Director, Investor Relations 630-574-3024

Great Lakes Dredge & Dock Corporation Appoints Scott Kornblau as

Senior Vice President and Chief Financial Officer

HOUSTON – [Oct. 1, 2021] – Great Lakes Dredge & Dock Co. (NASDAQ:GLDD), the nation’s largest provider of dredging servicers, has appointed Scott Kornblau as its Senior Vice President and Chief Financial Officer effective immediately.

In his role, Kornblau will be responsible for overseeing the company’s financial operations including investor relations and strategic and profitable growth opportunities, while managing various accounting functions and information technology. Based in Houston, he will serve on the company’s executive team and report to the President and Chief Executive Officer, Lasse Petterson. He succeeds Mark Marinko who has left the company to pursue other opportunities in the Chicago area.

“Scott brings more than two decades of both financial and industry experience to his role at GLDD and I’m pleased to welcome him to our leadership team,” said Petterson. “Our company has seen exponential growth over the last few years and I’m confident Scott’s multidisciplinary leadership will contribute to and elevate our strategic plan.”

Prior to joining GLDD, Kornblau held various finance and leadership positions at Diamond Offshore Drilling, Inc., and most recently served Senior Vice President and Chief Financial Officer.

“I’m grateful to further my career at GLDD and continue executing its strategic plan for accelerated growth and delivering value to stakeholders,” said Kornblau. “I look forward to working with the entire GLDD team to further the company’s momentum and proud history in the industry.”

Kornblau graduated from the University of Texas at Austin with a degree in accounting and is a licensed Certified Public Accountant in the State of Texas.

The Company

Great Lakes Dredge & Dock Corporation (“Great Lakes” or the “Company”) is the largest provider of dredging services in the United States. In addition, the Company has a long history of performing significant international projects. The Company employs experienced civil, ocean and mechanical engineering staff in its estimating, production and project management functions.  In its over 131-year history, the Company has never failed to complete a marine project. Great Lakes owns and operates the largest and most diverse fleet in the U.S. dredging industry, comprising over 200 specialized vessels. Great Lakes has a disciplined training program for engineers that ensures experienced-based performance as they advance through Company operations. The Company’s Incident-and Injury-Free® (IIF®) safety management program is integrated into all aspects of the Company’s culture. The Company’s commitment to the IIF® culture promotes a work environment where employee safety is paramount.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission (the "SEC"), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. These cautionary statements are being made pursuant to the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future events.

Although Great Lakes believes that its plans, intentions and expectations reflected in this press release are reasonable, actual events could differ materially. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.